Exhibit 99.2

August 2024 Investor Presentation Nasdaq: ISPC The Online Marketplace for Human Biospecimens Transforming Biospecimen Procurement

This presentation may contain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Such forward - looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate” and “continue” or similar words . You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward - looking information . Such statements are only predictions and our actual results may differ materially from those anticipated in these forward - looking statements . We believe that it is important to communicate future expectations to investors . However, there may be events in the future that we are not able to accurately predict or control . Factors that may cause such differences include, but are not limited to, those discussed under Risk Factors in our filings filed with the Securities and Exchange Commission (the "SEC"), including the uncertainties associated with our lack of profitability, our continued capital needs, our lack of a long operating history, our growth strategy, the uncertain effect of geopolitical developments, our technology development plans, and the regulatory environment in which we operate . We do not assume any obligation to update forward - looking statements as circumstances change . Certain market data information in this presentation is based on management's estimates . We obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties . We believe our estimates to be accurate as of the date of this presentation . However, this information may prove to be inaccurate because of the method by which we obtained some of the data for our estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, and the nature of the data gathering process . You may access our SEC filings by visiting the SEC’s website at http : //www . sec . gov . This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with us or our affiliates . The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation . 2 Forward - Looking Statements

Our Vision To support the biospecimen industry with an online marketplace connecting researchers to patients, biospecimens, and data, through our global network. 3

4 1. Similar to Amazon, iSpecimen has developed an online marketplace to seamlessly connect researchers with healthcare providers and supplier organizations 2. First mover advantage that addresses an inefficient and fragmented global biospecimen supply chain that is poised to be disrupted by an online solution 3. $3B - $4B global biospecimen market growing at 10 - 15% per year 1,2 4. Strong revenue growth with an 8 - year CAGR of 39% fueled by precision and regenerative medicine research 5. Plans to enhance existing platform and develop new service offering to increase revenue opportunities Investor Highlights >105 Healthcare Provider / Supplier Organizations >600 Customer Organizations 1,2 “Sources Cited” page 27

Biospecimens are Essential for Life Science R&D Basic Research Biomarker Identification & Validation Drug Discovery & Development Diagnostics Discovery & Validation Biofluids Solid Tissue Stem & Immune Cells Plasma, Serum, Urine, Saliva Industry Academia Government 5 Lung, Breast, Colon, Brain Bone Marrow, Blood, Tonsils, Lymph Nodes Applications Patients SUPPLY SIDE HEALTHCARE PROVIDERS DEMAND SIDE LIFE SCIENCE RESEARCHERS Biospecimens Data Organizations Medical Record

Biospecimen Supply Chain Challenges Providers miss revenue and research opportunities > 3 Billion clinical specimens are discarded annually worldwide 4 > 1 Billion Patient encounters yearly in the U.S. where a specimen could be provided for research 3 > 800 Million banked specimens are in biorepository inventories worldwide 5 6 Researchers limit their work … in 2022, 78% of researchers said they find it difficult - to - extremely difficult to find the type and quantity of specimens they need 7 “Challenging” and “Inefficient” most common words used to describe biospecimen procurement process by researchers 7 10 years ago, 81% of researchers said they limit the scope of their work due to difficulties obtaining biospecimens 6

Biospecimen Supply Chain Challenges 7 - Difficult to Connect, Search and Compliantly Transact - Average time to develop relationships is 6 - 12 months ᶟ PROVIDERS RESEARCHERS CHALLENGE

iSpecimen Marketplace | Approach Demand Side Life Science Researchers Supply Side Providers

Advance Scientific Discovery Support research mission and advance diagnostic, therapeutic and vaccine research Monetize Banked Biospecimens Instantly connect to a global network of researchers in search for biospecimens Ensure Compliance Protect the privacy and security of patient information Accelerate Research Procure specimens, even hard - to - find samples, through our streamlined biospecimen match - making process Save Time and Money Instantly connect to global network of specimen providers Reduce Risk Manage contracting and regulatory compliance Providers… Researchers… 9 iSpecimen Value Proposition

iSPECIMEN

Comprehensive Supplier & Researcher Networks

Agreements with 140+ Supplier Organizations

- ✓ Hospitals
- ✓ Clinics and Practice Groups
- ✓ Clinical Research Centers
- ✓ Clinical and Pathology Labs
- ✓ Biorepositories
- ✓ Blood Centers

Global Footprint



United States	Mexico
United Kingdom	Netherlands
Germany	Turkey
Cyprus	Romania
Ukraine	Armenia
Georgia	
Nigeria	
Russian Federation	
India	

Growing Researcher Adoption

- ✓ 600+ Buyside Customers
- ✓ Work with 70% of Top-20 Pharma and IVD Companies in the World
- ✓ Cumulatively delivered 175,000+ Specimens Across 2,400+ Projects

- 71% CAGR – Registered Users (2015 – Q2 2024)
- 36% CAGR – Marketplace Logins (2015 - 2023)
- Approximately 7,700 Registered Research and Supplier Users as of June 30, 2024

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Strategic Growth Initiatives 11

“Utilization of sample data for research and for monetization is the next key value driver for the biobanks.” - Frost & Sullivan, Global Biobanking Market Landscape Capitalize on Growing Data Asset Banked Specimen Records Patient Records Medical Condition Records Clinical Specimen Records Laboratory Test Records Millions of Unique Specimen and Patient Records provide a competitive advantage and differentiator now and available for future adjacent opportunities such as patient search, clinical trial recruitment, and data licensing. 80M+ 12 1.2M + 15M+ 1M+ 640M + 1

Financial Overview 13

$700 $1,448 $3,067 $4,395 $4,298 $8,184 $11,135 $10,402 $9,928 $5,154 2015 2016 2017 2018 2019 2020 2021 2022 2023 1H24 Annual Revenue ($1,000) 2015 – Q2 2024 ▲ 39% CAGR Revenue (2015 – 2023) Annual Revenue 14

Statement of Operations 15 Three months ended June 30,  Six months ended June 30,  2024 2023 2024 2023 (unaudited) (unaudited) (unaudited) (unaudited) Revenue $2,863,679 $1,625,140 $5,153,672 $4,575,339 Operating expenses: Cost of revenue 1,424,392 853,633 2,424,398 2,000,545 Technology 911,927 843,099 1,823,894 1,677,506 Sales and marketing 1,082,949 977,748 1,748,890 2,025,346 Supply development 137,511 291,360 335,350 614,862 Fulfillment 433,189 462,672 844,043 891,692 General and administrative 1,055,376 1,758,451 3,159,282 3,469,633 Total operating expenses $5,045,344 $5,186,963 $10,335,857 $10,679,584 Loss from operations ($2,181,665) ($3,561,823) ($5,182,185) ($6,104,245) Other income, net Interest expense (4,474) (3,535) (8,939) (7,070) Interest income 9,163 110,882 39,661 225,144 Other income (expense), net 67,952 (29,138) 140,322 (29,255) Total other income, net $72,641 $78,209 $171,044 $188,819 Net loss ($2,109,024) ($3,483,614) ($5,011,141) ($5,915,426) Other comprehensive income (loss): Net loss (2,109,024) (3,483,614) (5,011,141) (5,915,426) Unrealized gain (loss) on available-for-sale securities (41) (18,155) (840) 688 Total other comprehensive income (loss) ($41) ($18,155) ($840) $688 Comprehensive loss ($2,109,065) ($3,501,769) ($5,011,981) ($5,914,738) Net loss per share Basic and diluted ($0.19) ($0.39) ($0.49) ($0.66) Weighted average common shares outstanding Basic and diluted 11,340,586 9,033,868 10,236,523 9,011,644 iSpecimen Inc. Condensed Statement of Operations

Balance Sheet 16 June 30, 2024      December 31, 2023 ASSETS Cash $2,151,243 $2,343,666 Investments-short term 0 2,661,932 Accounts receivable - unbilled 1,953,632 2,212,538 Accounts receivable, net of allowance for doubtful accounts 892,814 728,388 Prepaid expenses and other current assets 237,564 292,079 Tax credit receivable, net of current portion 0 0 Total current assets $5,235,253 $8,238,603 Property and equipment, net 104,822 127,787 Internally developed software, net 5,695,166 6,323,034 Other intangible assets, net 812,478 908,255 Operating lease right-of-use asset 26,538 193,857 Security deposits 27,601 27,601 Other income, net $11,901,858 $15,819,137 LIABILITIES AND STOCKHOLDERS’ EQUITY       Accounts payable 4,205,371 3,925,438 Total other income, net 1,319,201 1,540,607 Operating lease - current obligation 29,130 167,114 Deferred revenue 258,872 415,771 Total current liabilities $5,812,574 $6,048,930 Other comprehensive income (loss): 0 29,130 Total liabilities $5,812,574 $6,078,060 Common stock 1,309 908 Additional paid-in capital 70,464,100 69,104,313 Treasury stock (172) (172) Other comprehensive income 0 840 Accumulated deficit (64,375,953) (59,364,812) Total stockholders’ equity $6,089,284 $9,741,077 Total liabilities and stockholders’ equity $11,901,858 $15,819,137 iSpecimen Inc. Condensed Balance Sheet Information 5

Common Stock Information 17 Diluted Shares of Common Stock Shares outstanding at June 30, 2024 13,095,770 Shares issuable upon vesting of RSUs 56,558 Shares issuable upon exercise of stock options 351,670 Shares issuable upon exercise of warrant to purchase common stock 102,500 Total diluted shares at June 30, 2024 13,606,498 iSpecimen Inc. Fully Diluted Shares Outstanding

[9] "Sources Cited" page 31

Management Team

Tracy Curley | Chief Executive Officer, Chief Financial Officer and Treasurer



Ms. Curley brings three decades of experience in public accounting and corporate finance for both publicly traded companies and emerging companies like iSpecimen and joined iSpecimen in August 2020. She came to iSpecimen after over a decade with national accounting firms such as CohnReznick where she focused on serving clients in the middle markets. During her time as a partner in public accounting firms, she was responsible for creating and leading teams to provide audit and consulting services to a growing clientele of private and public emerging growth companies primarily in the technology and life sciences industries. Ms. Curley received her Master of Accountancy and Bachelor of Science in Business Administration with a concentration in accounting from Kansas State University. She also attended the United States Military Academy. She is a certified public accountant licensed in the Commonwealth of Massachusetts.

Leslie Hovt | Senior Vice President Operations



Leading Operations for iSpecimen, Leslie utilizes her 30+ years as a COO in healthcare, and focuses on operational efficiency, change management, and building strong relationships in and out of the company. She is responsible for the teams of professionals working on order fulfillment, supplier relationships, laboratory and distribution services, customer service, and human resources. Leslie excels in start-up, high growth settings, and more recently has been a COO for biotech companies in the Boston area such as GNS (now Aitia), Olaris, and Naveris.

Evan Cox | Senior Vice President Innovation & Strategy



Evan brings nearly 20 years of Product Management, strategy and leadership experience to iSpecimen. In his role at iSpecimen, Evan is responsible for creation and management of the long-term innovation roadmap and strategy plan for our industry leading iSpecimen Marketplace application. Prior to joining iSpecimen, Evan held several key senior management roles at Definitive Healthcare Corp., a provider of healthcare commercial intelligence, most recently where he led the product management team. Before that, he held multiple product strategy and decision support roles at Change Healthcare, a healthcare technology company, where he focused on artificial intelligence and natural language processing to streamline existing workflows.

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1 9 1. Similar to Amazon, iSpecimen has developed an online marketplace to seamlessly connect researchers with healthcare providers and supplier organizations 2. First mover advantage that addresses an inefficient and fragmented global biospecimen supply chain that is poised to be disrupted by an online solution 3. $3B - $4B global biospecimen market growing at 10 - 15% per year 4. Strong revenue growth with an 8 - year CAGR of 39% fueled by precision and regenerative medicine research 5. Plans to enhance existing platform and develop new service offering to increase revenue opportunities Investor Highlights >105 Healthcare Provider / Supplier Organizations >600 Customer Organizations

Sign up for a free iSpecimen Marketplace account at iSpecimen.com Contact us. iSpecimen Inc. 450 Bedford Street Lexington, MA 02420 investors@ispecimen.com Be a part of the biospecimen revolution

Appendix 21

PHASE 3 Expansion via the Online iSpecimen Marketplace Œ START UP Company Ideation and Self - Funding PHASE 1 Proof of Concept PHASE 2 Critical Mass of Suppliers and Early Customer Adoption �� � 2010 – 2011 2012 – 2013 2014 – 2017 2018 – 2025 0 Customers 1 Supplier Agreement 0 Specimen Records 0 Patient Records 0 FTEs $500K Friends and Family Covert. Debt 1 Customer 3 Supplier Agreements 2+ Million Specimen Records 400+ Thousand Patient Records 7 FTEs $2.5M Series A 140+ Customers 60+ Supplier Agreement 26+ Million Specimen Records 5+ Million Patient Records 33 FTEs $8M Series B 700 Customers 140 Supplier Agreement 80+ Million Specimen Records 15+ Million Patient Records 47 FTEs $20.7M + $21M IPO + Private Placement 22 Strategic Evolution

iSpecimen Marketplace UI/UX Click Search to start searching for specimens 23

2 4 iSpecimen Marketplace UI/UX Use search bar to quickly find specimens that match search criteria

Refine Search Results Using Sliders and Check Boxes iSpecimen Marketplace UI/UX 25

View Quote Request and Add More Specimens Request a Quote iSpecimen Marketplace UI/UX 26 Track and Manage Requests

Sources Cited

iSPECIMEN

Page	Note	Source Cited
4	1	iSpecimen estimates based on In Vitro Diagnostics Market Size, Share & Trends Analysis Report By Product, By Application, By Technology (Immunochemistry, Molecular Diagnostics) By End-use, By Region, And Segment Forecasts, 2021 – 2027. Grandview Research, January 2021; and World Preview 2020,Outlook to 2026. EvaluatePharma, July 2020.
4	2	Global Marketing Insights, Precision Medicine Market Size By Technology (Big Data Analytics, Bioinformatics, Gene Sequencing, Drug Discovery, Companion Diagnostics), By Application (Oncology, Immunology, CNS, Respiratory), By End-use (Pharmaceutical Companies, Diagnostic Companies, Healthcare IT companies), Industry Analysis Report, Regional Outlook, Application Potential, Competitive Market Share & Forecast, 2020-2026, Feb. 2020. *and* Regenerative Medicine Market Size, Share and Industry Analysis by Product (Cell Therapy, Gene Therapy, Tissue Engineering, Platelet Rich Plasma), By Application (Orthopaedics, Wound Care, Oncology), By Distribution Channel (Hospitals, Clinics) & Regional Forecast, 2019 – 2026. Fortune Business Insight, 2019.
6	3	Frost & Sullivan, Global Biobanking Market Landscape. May 20, 2020, page 357.
6	4	Centers for Disease Control, https://www.cdc.gov/nchs/data/ahcd/namcs_summary/2016_namcs_web_tables.pdf
6	5	iSpecimen estimates based upon American Association of Clinical Chemistry US lab test data cited at https://www.360dx.com/research-funding/aacc-calls-congress-fund-clinical-lab-training-programs, 2020; and Clinical Lab Services, Global Market Trajectory and Analytics; Global Industry Analysts report, 2020.
6	6	iSpecimen estimate based upon Henderson, G.E., Cadigan, R.J., Edwards, T.P. et al. Characterizing biobank organizations in the U.S.: results from a national survey, 2013; and Puchois, Comprehensive Biomarker Discovery and Validation for Clinical Application, 2013.
6	7	Holly A. Massett et al. Assessing the need for a standardized cancer HUman Biobank (caHUB): findings from a national survey with cancer researchers; JNCI Monographs, Volume 2011, Issue 42, June 2011.
7	8	Specimen Independent Researcher Survey, 2022.
18	9	All company names and logos appearing on this page are trademarks™ or registered® trademarks of their respective holders. Use and appearance in this presentation of such trademarks (excluding iSpecimen®) do not imply or assert any form of affiliation with or endorsement by those companies of iSpecimen or the contents of this presentation.

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